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                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549






                                    FORM 8-K


                                 CURRENT REPORT




                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


                           DATE OF REPORT: MAY 7, 2001
                        (Date of earliest event reported)


                              BANCWEST CORPORATION
             (Exact name of registrant as specified in its charter)




        DELAWARE                       0-7949                   99-0156159
(State or other jurisdiction    (Commission File Number)      (IRS Employer
    of incorporation)                                       Identification No.)

                    999 BISHOP STREET, HONOLULU, HAWAII 96813
               (Address of principal executive offices) (Zip Code)


       Registrant's telephone number, including area code: (808) 525-7000


                                 NOT APPLICABLE
          (Former name or former address, if changed since last report)
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Item 5. Other Events.

                   BancWest Corporation, a Delaware corporation ("BancWest"), BNP Paribas, a societe anonyme or limited liability company organized under the laws of the Republic of France ("BNP Paribas"), and Chauchat L.L.C., a Delaware limited liability company and wholly-owned subsidiary of BNP Paribas ("Chauchat L.L.C."), entered into a definitive Agreement and Plan of Merger, dated as of May 8, 2001 (the "Merger Agreement"). Pursuant to the Merger Agreement, Chauchat L.L.C. will merge with and into BancWest, with BancWest as the surviving corporation (the "Merger"), and BancWest will become a wholly-owned subsidiary of BNP Paribas. As a result of the Merger, (i) each issued and outstanding share of BancWest common stock (other than shares owned by BancWest or any wholly-owned subsidiary of BancWest and shares held by a holder who properly demands appraisal rights under Delaware law) will be converted into the right to receive $35.00 in cash and (ii) each issued and outstanding share of BancWest Class A common stock will be converted into a share of common stock of the surviving corporation. Consummation of the Merger is subject to various conditions, including receipt of the approval of the Merger Agreement by BancWest's stockholders and receipt of requisite regulatory approvals. A copy of the Merger Agreement is attached hereto as Exhibit 2 and incorporated herein by reference.

                   A copy of BancWest's press release issued in connection with the execution of the Merger Agreement is attached hereto as Exhibit 99.1 and incorporated herein by reference.

Item 7. Financial Statements, Pro Forma Financial Information and Exhibits.
(c) Exhibits

                Exhibit No.                  Exhibit

                     2 Agreement and Plan of Merger, dated as of May 8, 2001, by and among BancWest Corporation, a Delaware corporation, BNP Paribas, a societe anonyme or limited liability company organized under the laws of the Republic of France, and Chauchat L.L.C., a Delaware limited liability company.

                    99.1     Press Release of BancWest Corporation, dated May 7,
                             2001.
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                                    SIGNATURE

                  Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                  Dated: May 11, 2001.

                                          BANCWEST CORPORATION

                                          By   /s/ HOWARD H. KARR
                                               ---------------------------------
                                               Howard H. Karr
                                               Executive Vice President and
                                               Chief Financial Officer
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                                  EXHIBIT INDEX



            Exhibit No.                Exhibit

                 2 Agreement and Plan of Merger, dated as of May 8, 2001, by and among BancWest Corporation, a Delaware corporation, BNP Paribas, a societe anonyme or limited liability company organized under the laws of the Republic of France, and Chauchat L.L.C., a Delaware limited liability company.

                99.1      Press Release of BancWest Corporation, dated May 7,
                          2001.